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                                                                    EXHIBIT 10.1


                                 MEDIA 100 INC.

                       Key Employee Incentive Plan (1982),
                      As Amended Through November 15, 1996
                      ------------------------------------


     1. PLAN; PURPOSE; GENERAL. The purpose of this Key Employee Incentive Plan (1982) (the "Plan") is to advance the interests of Media 100 Inc. (formerly Data Translation, Inc.) (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain selected Employees, by creating for such Employees incentives and rewards for their contributions to the success of the Company, and by encouraging such Employees to become owners of shares of the Company's Common Stock, par value $0.01 per share (the "common stock" or "stock"). The term "Employees" as used herein shall include part-time employees and directors whether or not they are employees.

     Options granted pursuant to the Plan may be incentive stock options as defined in the Internal Revenue Code of 1986, as amended (the "Code") (such options being referred to herein as "incentive options") or non-incentive options, or both. The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes.

     2. EFFECTIVE DATE OF PLAN. This Plan will become effective upon approval by the holders of at least a majority of the voting power of all shares outstanding and entitled to vote thereon at the special meeting in lieu of the Annual Meeting of Stockholders of the Company to be held on March 2, 1982 or at any adjournment thereof.

     3. ADMINISTRATION OF THE PLAN. The Plan will be administered by the Board of Directors (the "Board") of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an Employee Benefit Plan Committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in Section 11, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than two members, and each member of the Committee shall be, at the time of his appointment and at any time he exercises discretion in administering the Plan, a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

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     4.     ELIGIBILITY. The Participants in the Plan will be such Employees, whether or not they are also officers or directors, of the Company or of any of its present or future subsidiaries (as defined in Section 10) as may be selected from time to time by the Board in its discretion. However, members of the Committee and directors who are not employees of the Company or one of its subsidiaries will not be eligible except to the extent provided in Section 13 hereof.

     No incentive option shall be granted to a Participant who is not an "employee" as defined in the provisions of the Code or regulations thereunder applicable to incentive options. No incentive option shall be granted to a Participant who at the time of grant owns, directly or indirectly through application or the attribution rules of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries unless (i) the option price at the time it is granted is at least 110 percent of the fair market value of the stock subject to the option, and (ii) the period of the option does not exceed five years from the date of grant.

     5. GRANT OF OPTIONS. Subject to the express provisions of the Plan, the Board shall have the sole authority and discretion (a) to determine which of the employees of the Company and its subsidiaries will be granted options; (b) to determine whether the options granted to any employees shall be incentive options or non-incentive options or both; (c) to determine the time or times when options will be granted and the number of shares of common stock to be subject to each option; (d) to determine the option price of the shares subject to each option in accordance with paragraph 6(a) below, and the method of payment of such price; (3) to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to impose additional conditions or restrictions on any option, such conditions or restrictions, if any, to be set forth on the award form or other instrument evidencing the option; (g) to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to make changes in such forms from time to time; and
(h) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings.

     No option shall be granted after April 30, 1992 but options previously granted may extend beyond that date.

         6.       Terms and Conditions of Options.
                  -------------------------------

         (a) EXERCISE PRICE. The purchase price per share for shares issuable upon exercise of options shall be determined by the Board and shall not be less than (i) in the case of incentive options, 100% of the fair market value of stock on the date of grant, and (ii) in the case of other options, not less than 90% of the fair market value of the stock on the date of grant; nor shall the option price be less, in the case of an original issue of authorized

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                  stock, than par value per share. For this purpose, "fair
                  market value" will be determined as set forth in Section 10.

         (b) PERIOD OF OPTIONS. Unless earlier terminated, options shall terminate and no longer be exercisable upon the completion of six years from the date of grant (the "Final Exercise Date") unless the Board at the time of granting has specified an earlier or later Final Exercise Date in the case of a particular option or options. The Board at any time may, in its discretion, extend the Final Exercise Date of any or all options for a period not exceeding four years from the date of extension. Notwithstanding the foregoing, no incentive option shall be exercisable after ten years from the date of its grant.

         (c)      Exercise of Options.
                  -------------------

                  (1) Unless the Board at the time of grant or at any other time otherwise specifies in the case of a particular option or options, each option shall first become exercisable with respect to one-fifth of the shares covered by it upon the completion of one year from the date of the grant of the option (the "Initial Exercise Date"), and with respect to an additional one-fifth each succeeding year until the option becomes exercisable with respect to all of the shares covered by it. Notwithstanding the foregoing, in no event shall any option be exercisable, in whole or in part, less than one year from its date of grant. No incentive option granted before January 1, 1987 may be exercisable while there is outstanding (within the meaning of Section 422A(b)(7) of the Internal Revenue Code as in effect prior to the enactment into law of the Tax Reform Act of 1986) any incentive stock option previously granted to the Participant to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or a subsidiary of the Company, or is a predecessor corporation of any such corporation.

                  (2) In the case of options intended to be incentive options, the award forms or other instruments evidencing such options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Internal Revenue Code and Treasury Regulations, as from time to time in effect.

                  (3) A person electing to exercise part or all of his options shall give written notice to the Company, as specified by the Board, of his election and of the number of shares he has elected to purchase, such notice to be accompanied by the instrument evidencing such
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                           option and any other documents required by the
                           Board, and shall at the time of such exercise tender the purchase price of the shares he has elected to purchase. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver shares pursuant to such exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the option.

         (d) PAYMENT FOR DELIVERY OF SHARES. Shares which are subject to option shall be issued only upon receipt by the company of full payment of the purchase price for the shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of shares of the common stock (duly owned by the Participant and for which the Participant has good title free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) by a combination of cash and common stock as provided in (i) and (ii) above.

     The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that such person agree that any sale of the shares will be made only on a national securities exchange or in such other manner as is permitted by the Board and that he will notify the Company before he makes any disposition of the shares whether by sale, gift or otherwise.

     A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

         (e) NONTRANSFERABILITY OF OPTIONS. No option may be sold, assigned or otherwise transferred or disposed of in any manner whatsoever other than by will or by the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

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         (f)   FORFEITURE OF OPTIONS UPON TERMINATION OF EMPLOYMENT. All
               previously unexercised options of any employee shall terminate and be forfeited automatically upon the termination for any reason whatsoever of such employee's employment with the Company. For purposes of this subsection (f), an employee's employment will not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of this Plan by the Company or a subsidiary or in the case of a transfer to the employment of a subsidiary or to the employment of the Company or (ii) in the case of a transfer of employment between the Company and its wholly-owned subsidiary Data Translation, Inc. (formerly Data Translation II, Inc.) ("DTI") and subsequent distribution of the stock of such subsidiary to the Company's stockholders (the "Distribution"); provided, that this clause
               (ii) shall apply only in the case of Participants whose transfer of employment to DTI occurs in connection with the Distribution; and further provided, that in the case of any such Participant, post-Distribution service for DTI shall be treated for purposes of this paragraph as service for the Company and any post-Distribution termination of employment with DTI shall be treated for purposes of this paragraph as a termination of employment with the Company and its subsidiaries. The Company may require that any Participant described in clause (ii) above provide, prior to any post-Distribution exercise of an award hereunder by such Participant and as a condition thereto, evidence satisfactory to the Company as to the period of such Participant's employment with DTI.

         (g) DEATH. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option will expire at the end of such period. In no event, however, may any option be exercised after the Final Exercise Date.

         (h) CONFIDENTIALITY AGREEMENT. Each employee, including an employee of DTI who received options while an employee of the Company, shall execute, prior to or contemporaneously with the grant of any option to such employee hereunder, the Company's then standard form of Employee Agreement relating to confidentiality, inventions and the like.

         (i) MAXIMUM ANNUAL LIMIT. Notwithstanding any other provision of the Plan, the aggregate fair market value (determined as of the time of grant) of the stock with respect to which incentive stock options granted after

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               December 31, 1986 are exercisable for the first time by an employee during any calendar year (under the Plan and all other stock option plans of the Company or its subsidiaries or any parent corporation) shall not exceed $100,000. The provisions of this subsection (i) shall be construed and applied in accordance with Section 422A(d) of the Internal Revenue Code and the regulations, if any, promulgated thereunder.

     7. REPLACEMENT OPTIONS. The Company may grant options under the Plan on terms differing from those provided in Section 6, where such options are granted in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Board may direct that the substitute options be granted on the circumstances. Such options will be in addition to those which may be granted under the Plan and will not be counted as granted under the Plan.

     8.    Shares Subject to Plan.
           ----------------------

         (a) NUMBER OF SHARES AND STOCK TO BE DELIVERED. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued shares of common stock or previously issued stock acquired by the Company. Subject to adjustment as described below, the aggregate number of shares which may be delivered under this Plan shall not exceed 800,000 shares of common stock of the Company.

         (b) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that at least twenty days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (a) make that portion of all outstanding options exercisable determined by multiplying the number of shares subject to each option by the quotient of (i) the number of full months of employment with the Company completed by the Participant holding such option after one year from the grant of such

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                    option and prior to such event divided by (ii) the total
                    full months of employment covered by the period between the date the option was granted and the Initial Exercise Date, and rounding the resulting number of shares to the nearest whole number not in excess of the number of shares covered by the unexercised portion of such option, or (b) if there is a surviving or acquiring corporation, arrange to have that corporation or an affiliate of that corporation grant to the Participants replacement options having equivalent terms and conditions as determined by the Board. References in the preceding sentence to months of employment shall, in the case of non-employee directors, be deemed to be references to months of service on the Board.

                    The Board may also adjust the number of shares subject to
               outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including without limitation, the special option adjustment made in connection with the Distribution and described in Section 14 herein.

               9. EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the grant of options shall confer upon any Participant any right to continued employment with the Company or a subsidiary or affect in any way the right of the Company to terminate the employment of a Participant at any time.

              10.   Definitions.
                    -----------

              (a) For purposes of the Plan a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control; provided, however, that no corporation shall be deemed a subsidiary for the purpose of any provisions applicable to incentive options, and no incentive options shall be granted to employees of such corporation, unless in each case, such corporation shall constitute a subsidiary as defined in clause (i) above. For special rules relating to DTI, see Section 14 below.

              (b) The fair market value of the common stock shall be determined in accordance with the applicable provisions of the Code or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be
                    (i) until the common stock is publicly traded on any exchange or over the counter, the fair market value of the common stock as determined from time to time by the Board or in accordance with

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                    policies adopted by the Board, or (ii) thereafter, the last sale price at which such common stock is traded on the date in question as reported in The Wall Street Journal; or, if The Wall Street Journal is not published at the date in question or does not list the common stock, then in such other appropriate newspaper of general circulation as the Board may prescribe; or, if there is no sale of the common stock on the date in question or the last price at which the common stock traded is not listed, then the mean between the bid and asked priced at the close of the market on such date.

               11. INDEMNIFICATION OF BOARD. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board of Directors who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in his duties; and provided, further that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

               12. AMENDMENTS. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted, (d) amend the provisions of this Section 12 of the Plan or (e) extend the period of an outstanding option beyond ten years from the date of grant, and no such amendment will adversely affect the rights of any Participant (without his consent) under any option theretofore granted.

               13. NON-EMPLOYEE DIRECTORS. Notwithstanding anything to the contrary contained elsewhere herein:

               (a) ELIGIBLE DIRECTORS AND GRANT. Each Company director who is not a full-time employee of the Company or any of its subsidiaries and who is

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                    serving as a director on September 15, 1989 is hereby
                    granted on that date non-incentive stock options covering 10,000 shares of common stock each, such options to be exercisable with respect to one-fifth of the covered shares on September 15, 1990 and with respect to an additional one-fifth each succeeding year. Each director who is not a full-time employee of the Company or any of its subsidiaries and who is newly elected after September 15, 1989 and prior to April 30, 1992 shall be automatically granted non-incentive stock options covering 10,000 shares of common stock each on the date of his first election to the Board, such options to be exercisable with respect to one-fifth of the covered shares one year from the date of grant and with respect to an additional one-fifth each succeeding year. The maximum number of shares of common stock which shall be available through the exercise of options granted under this
                    Section 13(a) is eighty thousand.

               (b) TERMS OF OPTIONS. The Final Exercise Date of options granted pursuant to Section 13(a) hereof shall be ten years from the date of grant. In lieu of the provisions of Section 6(f) hereof, all previously unexercised options granted pursuant to Section 13(a) hereof shall terminate and be forfeited automatically on the date that is six months after the Participant ceases to be a member of the Board, but only if the Participant is nominated to be a director and declines to stand for re-election. The purchase price for shares of common stock issuable upon the exercise of options granted pursuant to Section 13(a) hereof shall be the fair market value of the common stock at the close of business on the date the option is granted, determined in accordance with
                    Section 10(b) hereof; PROVIDED, HOWEVER, that in no event shall the exercise price be less than par value per share.

               14. SPECIAL OPTION ADJUSTMENTS; COMPANY EMPLOYEES. Notwithstanding any other provision of the Plan, each option outstanding under the Plan immediately prior to the Distribution (an "affected option") shall be adjusted in accordance with Section 8.7 of the Distribution Agreement between the Company and DTI dated as of November 19, 1996 (the "Distribution Agreement"). Except as otherwise provided herein, the adjusted Company option shall have substantially the same terms as prior to the Distribution.

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